AFL-CIO Housing Investment Trust Finances Substantial

Rehabilitation in Philadelphia

The AFL CIO Housing Investment Trust (HIT) is helping to finance the $36.9 million, tenant-in-place substantial rehabilitation of the 184-unit Carl Mackley Houses housing development in northeast Philadelphia.

The HIT will purchase $13.8 million in Ginnie Mae insured construction loan certificates and a permanent loan certificate. The HIT financed an earlier renovation of Carl Mackley in 1997 under its Community Investment Demonstration Program, as one of 18 projects that created or preserved 1,970 housing units for low- and moderate- income households.

This rehabilitation will build on Carl Mackley’s proud history as the nation’s first federally financed public housing development. Carl Mackley was built at the height of the Great Depression with New Deal program funding to provide low- and moderate-income union workers with affordable housing.

All 184 units at Carl Mackley are affordable. Ninety-two units benefit from a Section 8 Housing Assistance Payment Contract administered by the Philadelphia Housing Authority. The remaining 92 units will house those earning 50 to 80 of area median income.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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